                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 22, 2003

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    000-26667                   75-2057054
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800


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ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.2 is a Q3 FY03 earnings-correction press release issued by Craftmade International, Inc. on April 22, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.2 is a Q3 FY03 earnings-correction press release issued by Craftmade International, Inc. on April 22, 2003, including in part estimated results for the fiscal years ended June 30, 2003 and June 30, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRAFTMADE INTERNATIONAL, INC


Date: April 22 2003                    By: /s/ Kathleen B. Oher
                                           --------------------------------
                                           Kathleen B. Oher
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.2     -        Q3 FY03 earnings-correction press release of the Registrant, dated April 22, 2003.